UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

The Majestic Star Casino, LLC
The Majestic Star Casino Capital Corp.
Majestic Star Casino Capital Corp. II
(Exact name of Registrant as Specified in its Charter)

Indiana Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 20-3879309 (IRS Employer Identification No.)
301 Fremont Street, 12th Floor

Las Vegas, Nevada 89101

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (702) 388-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 28, 2008, The Majestic Star Casino, LLC issued a press release announcing that legislation that would have allowed the transfer of one of its two gaming licenses in Gary, Indiana to Steuben County, Indiana was defeated in the Senate Appropriations Committee of the Indiana legislature. Further, the Company reiterated its limitations on making improvements to its two existing gaming facilities in Gary, Indiana. A copy of the press release is attached as Exhibit 99 to this Form 8-K, which is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Number	Description
	99	The Majestic Star Casino, LLC press release dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2008	THE MAJESTIC STAR CASINO, LLC

	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer
THE MAJESTIC STAR CASINO CAPITAL CORP.

	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer
MAJESTIC STAR CASINO CAPITAL CORP. II

	By:	/s/ Jon S. Bennett Jon S. Bennett Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99	The Majestic Star Casino, LLC press release dated January 28, 2008.

Exhibit 99